SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2004

International Steel Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-31926 (Commission File Number)	71-0871875 (IRS Employer Identification No.)

4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000
(Address of Principal Executive offices, including Zip Code)

Registrant’s telephone number, including area code: 330-659-9100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

International Steel Group Inc. (ISG) conducted a meeting with stock market analysts at 1:00 p.m. on September 13, 2004 in New York, N.Y. The meeting was simultaneously available to all investors by a live Web cast available at the company’s Web site www.intlsteel.com and will be archived there for follow-up access for a period of seven days following the date of this report.

A copy of the materials presented at this meeting are attached here as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of the information under this Item 7.01 is not an indication that this Item 7.01 contains material information that is not otherwise publicly available.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

     99.1 Slide presentation to analysts, dated September 13, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEEL GROUP INC.
By:	/s/ Lonnie A. Arnett
	Name:	Lonnie A. Arnett
	Title:	Vice President, Controller and Chief Accounting Officer

Dated: September 13, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Slide presentation to analysts, dated September 13, 2004